SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) June 21, 2001

RAILAMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-20618	65-0328006

(Commission File Number)	(IRS Employer Identification No.)

5300 Broken Sound Boulevard, N.W.
Boca Raton, Florida 33487

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code (561) 994-6015

N/A

(Former name or former address, if changed since last report)

Item 4. Changes in Registrant’s Certifying Accountant

     The accounting firm of Arthur Andersen-Langton Clarke (“Andersen”) served as the independent accountant of Empresa De Transporte Ferroviario S.A. (“Ferronor”), the 55% owned subsidiary of RailAmerica, Inc. (“RailAmerica”) during each of the two fiscal years ended December 31, 2000. On June 21, 2001, the Board of Directors of Ferronor unanimously determined not to reappoint Andersen and Ferronor and RailAmerica informed representatives of Andersen that such firm would no longer be engaged as the principal accountants to audit Ferronor’s financial statements.

     In connection with its audits for the two fiscal years ended December 31, 2000 and any subsequent interim periods through June 21, 2001, there were no disagreements between RailAmerica or Ferronor and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen’s satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports.

     None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two fiscal years ended December 31, 2000 and any subsequent interim periods through June 21, 2001.

     None of the audit reports of Andersen on Ferronor’s financial statements as of and for the fiscal years ended December 31, 2000 and 1999 contained an adverse opinion or a disclaimer of opinion nor was any such audit report qualified or modified as to uncertainty, audit scope or accounting principles.

     RailAmerica and Ferronor have provided Andersen with a copy of the foregoing disclosures and have requested that Andersen provide RailAmerica with a copy of the letter required by Item 304(a)(3) of Regulation S-K confirming whether it agrees or disagrees with such disclosures. After reasonable efforts to obtain such letter, RailAmerica and Ferronor have been advised that Andersen no longer has the ability to provide such a letter, and therefore RailAmerica and Ferronor rely on the provisions of Item 304T(b)(2) of Regulation S-K to excuse their inability to comply with the requirements of Item 304(a)(3) of Regulation S-K.

     In connection with its continuing role as RailAmerica’s principal independent accountant, on June 28, 2001, RailAmerica and Ferronor engaged PricewaterhouseCoopers LLP (“PwC”) to serve as Ferronor’s independent accountant for its fiscal year ended 2001, effective on June 28, 2001.

     In the normal course of performing its audit of RailAmerica’s consolidated financial statements, PwC consulted with RailAmerica and Ferronor regarding the application of accounting principles to a specific transaction involving Ferronor, either completed or proposed, or the type of audit opinion that might be rendered on Ferronor’s financial statements; however, none of such consultations involved any matter that was either the subject of a disagreement with Andersen, Ferronor’s previous auditors, or a reportable event (as such term is described in Item 304(a)(1)(v) of Regulation S-K) with respect to Andersen. In connection with such consultations, no written report or oral advice was provided to RailAmerica or Ferronor which PwC concluded was an important factor considered by RailAmerica or Ferronor in reaching a decision as to any accounting, auditing or financial reporting issue with respect to Ferronor.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

     None

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, RailAmerica has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAILAMERICA, INC.

Dated: September 17, 2002	By: /s/ Bennett Marks

Name: Bennett Marks Its: Executive Vice President and Chief Financial Officer

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